UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 4, 2023

MUELLER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

150 Schilling Blvd. Suite 100 Collierville, Tennessee	38017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(901) 753-3200

Registrant's Former Name or Address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

On May 4, 2023, the Company held its Annual Meeting of Stockholders, at which four proposals were voted upon. The results of the vote are as follows:

Proposal 1 - Election of directors; the following persons were duly elected to serve, subject to the Company's By-laws, as Directors of the Company until the next Annual Meeting, or until election and qualification of their successors:

	For	Withheld

Gregory L. Christopher	47,653,806	2,166,681
Elizabeth Donovan	30,518,549	19,301,938
William C. Drummond	49,288,567	531,920
Gary S. Gladstein	48,006,800	1,813,687
Scott J. Goldman	44,595,850	5,224,637
John B. Hansen	45,416,603	4,403,884
Terry Hermanson	41,353,754	8,466,733
Charles P. Herzog, Jr.	49,244,575	575,912

Proposal 2 - The Company's stockholders approved the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2023:

For	Against	Abstain
51,142,400	974,037	140,911

Proposal 3 - The Company's stockholders approved an advisory vote on the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
41,384,834	8,248,601	187,052	2,436,861

Proposal 4 - The Company’s stockholders approved, on an advisory basis, the frequency of future advisory votes regarding the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain
46,906,065	144,838	2,732,429	37,155

After considering the outcome of the advisory shareholder vote, the Company’s Board of Directors determined that, consistent with the results of the shareholder advisory vote, as had been recommended by the Board of Directors, the Company will hold future shareholder advisory votes on executive compensation on an annual basis.

Item 8.01	Other Events.

On May 5, 2023, the Company issued a press release announcing that its Board of Directors has declared a regular quarterly dividend of 30 cents per share on its common stock. The dividend will be payable June 16, 2023, to shareholders of record on June 2, 2023. A copy of the press release announcing the payment and record dates is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1  Press release, dated May 5, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

By:	/s/ Anthony J. Steinriede
Name:	Anthony J. Steinriede
Title:	Vice President, Corporate Controller

Date: May 8, 2023